UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

Channel Therapeutics Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-41964	86-3335449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 1000 Freehold, NJ	07728
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (877) 265-8266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CHRO	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 21, 2024, the Company issued a press release announcing the change of the Company’s name to “Channel Therapeutics Corporation” and reincorporation in the State of Nevada, as well as providing an update on the Company’s therapeutic programs. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in such exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are filed as exhibits to this Form 8-K:

Exhibit No.	Description
Exhibit 99.1	Press Release of Channel Therapeutics Corporation, dated November 21, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2024	Channel Therapeutics Corporation

	By:	/s/ Francis Knuettel II
		Name:	Francis Knuettel II
		Title:	Chief Executive Officer and Chief Financial Officer